ASSET PURCHASE AGREEMENT
                            ------------------------

     This Asset Purchase Agreement (the "Agreement") is made this ___ day of June 2003, by and among Taurus Entertainment Companies, Inc., a Colorado corporation ("Taurus") and Rick's Cabaret International, Inc., a Texas corporation ("Rick's").

                                R E C I T A L S:

     WHEREAS, Taurus previously entered into a Stock Exchange Agreement with the stockholder (the Stockholder") of Bluestar Physical Therapy, Inc. (Bluestar"), a Texas corporation, whereby Taurus issued to the Stockholder an aggregate of 9,650,000 shares of Taurus common stock in exchange for an aggregate of 9,650,000 shares of common stock of Bluestar and Bluestar became a wholly owned subsidiary of Taurus; and

     WHEREAS, Rick's presently owns 4,002,008 shares of common stock of Taurus (the "Taurus Shares"); and

     WHEREAS, Taurus is the owner of certain subsidiaries, including, Broadstreets Cabaret, Inc., a Texas corporation ("Broadstreets"), XTC Cabaret, Inc., a Texas corporation ("XTC") and Citation Land, L.L.C., a Texas limited liability company ("Citation") (Broadstreets, XTC and Citation hereinafter collectively referred to as the "Other Subsidiaries"); and

     WHEREAS, Taurus is the owner of certain tangible and intangible assets associated or used in connection with the activities and operations of the Other Subsidiaries as such activities and operations exist on the date first written above; and

     WHEREAS, Taurus desires to sell, convey, assign and transfer the Other Subsidiaries and the assets associated or used in connection with the activities and operations thereof to Rick's; and

     WHEREAS, Rick's desires to purchase the Other Subsidiaries and the associated assets upon and subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

                                    ARTICLE I
                          PURCHASE AND SALE OF ASSETS

     1.1     Assets  of Taurus to be Transferred and Conveyed to Rick's.  On the
             ----------------------------------------------------------
Closing Date (as defined in Article VI hereof), and subject to the terms and conditions set forth in this Agreement, Rick's agrees to purchase, accept and acquire from Taurus, and Taurus agrees to sell, transfer, assign, convey and deliver to Rick's, all of Taurus's equity ownership interest in certain of its subsidiaries as set forth below, and all right, title and interest of Taurus in and to the certain tangible and intangible assets of Taurus associated or used in connection with activities and operations of Taurus set forth below (the "Purchased Assets"):

     (i) All of Taurus's membership interest in Citation Land, L.L.C., a Texas limited liability company ("Citation").

     (ii) All of Taurus's capital stock in Broadstreets Cabaret, Inc. a Texas corporation ("Broadstreets").

     (iii) All of Taurus's capital stock in XTC Cabaret, Inc., a Texas corporation ("XTC").

     (iv) All  of  the  books and records of the companies listed in Section 1.1
          (i)  through  1.1  (iii).

     (v) All of the tangible and intangible assets of Taurus located or commonly used at 505 North Belt, Suite 630, Houston, Texas 77060, or at any location of the companies listed in Section 1.1 (i) through 1.1
          (iii).

     (vi) All cash, cash equivalents and marketable securities of Taurus prior to the acquisition of and exclusive of Bluestar.

     (vii) All telephone numbers, e-mail addresses, domain names and trade names of Taurus prior to the date of Acquisition and exclusive of Bluestar.

     1.2     Intent  of the Parties.  Although the exhibits and the schedules to
             ----------------------
this Agreement are intended to be complete, to the extent any rights or assets of Taurus are otherwise necessary for the ownership and use of the Purchased Assets, but are not properly itemized or do not appear on the applicable exhibits where required, then, unless this Agreement otherwise provides directly for Rick's to provide for or obtain such rights or assets in a different way, the general language of Section 1.1 shall govern and such rights and assets shall nonetheless be deemed transferred to Rick's at the Closing.

     1.3     Excluded  Assets.  For  the  purposes  of  this Agreement, the term
             ----------------
"Purchased Assets" shall not include and Taurus shall not sell or assign to Rick's, and Rick's shall not purchase or accept assignment from Taurus of, any right, title or interest owned by Taurus in assets that were or are owned by Bluestar (the "Excluded Assets").

                                   ARTICLE II

                        ASSUMED AND EXCLUDED LIABILITIES

     Except for liabilities assumed which expressly relate to the Purchased Assets that exist immediately prior to the Closing Date and the liabilities related to the Purchased Assets that may arise in the future, which Rick's hereby assumes and will hereafter be responsible for performing ("Assumed Liabilities"), Rick's shall not assume or be responsible for any of the liabilities or obligations of Taurus with respect to any liabilities or obligations of Bluestar (the "Excluded Liabilities").

                                  ARTICLE III
                     PURCHASE PRICE AND OTHER CONSIDERATION

     3.1     Purchase  Price.  As consideration for the Purchased Assets, Rick's
             ---------------
shall  pay  to  Taurus  as  follows:

     (i) Rick's shall cause to be delivered to Taurus, for cancellation, the quantity of 3,752,008 shares of common stock of Taurus duly endorsed to Taurus or accompanied by duly executed stock powers (the "Cancellation Shares");

     (ii) $20,000 in cash, check or certified funds payable to Taurus by Rick's at Closing.

Taurus shall promptly deliver the Cancellation Shares to the transfer agent of Taurus for cancellation on the transfer records and ledger, and the stock register of Taurus.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF TAURUS

     Taurus  represents  and  warrants  to  Rick's  as  follows:

     4.1     Organization  of  Taurus.  Taurus  is a corporation duly organized,
             ------------------------
validly existing and in good standing under the laws of the State of Colorado, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and to perform its obligations under this Agreement, is duly qualified or licensed to do business and is in good standing as a foreign corporation in all states or jurisdictions where the conduct of such business requires such qualification and where the failure to be so qualified or licensed would not have a material adverse effect on the business of Taurus.

     4.2     Subsidiaries.  All  of  the  outstanding capital stock of, or other
             ------------
ownership interest in, Broadstreets, XTC or Citation is owned beneficially and of record by Taurus free and clear of any liens, claims, equities, charges, options, rights of first refusal or encumbrances. Taurus has the unrestricted right and power to transfer, convey and deliver full ownership of the capital equity of its subsidiaries without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority and upon the transfer of the capital equity of its subsidiaries as contemplated herein, Rick's will receive good and valid title thereto, free and clear, to the best of Taurus's knowledge, of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those imposed by applicable securities laws).

     4.3     Authorization  of  Agreement.  Taurus  has  all requisite corporate
             ----------------------------
power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Taurus of this Agreement and the performance by Taurus of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Taurus. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by Taurus in connection herewith constitute the valid and legally binding obligations of Taurus enforceable against it, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     4.4     Consents.  No  consent  of, approval by, order or authorization of,
             --------
or registration, declaration or filing by Taurus with any court or any governmental or regulatory agency or authority having jurisdiction over Taurus or any of its property or assets or any other person is required by Taurus or Rick's in connection with the consummation of the transactions contemplated by this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of Taurus's or Rick's or the operation of their businesses after the Closing.

     4.5     Title  to Purchased Assets.  Taurus has and will transfer to Rick's
             --------------------------
at Closing good and marketable title to all of the Purchased Assets that are being sold to Rick's under this Agreement, free and clear of all liens, claims, charges, encumbrances, restrictions or security interests. Taurus is not a party to any contract or obligation whereby there has been granted to anyone an absolute or contingent right to purchase, obtain or acquire any rights in the Purchased Assets or in any of the assets, properties or operations of Taurus or used in connection with the business of Taurus.

     4.6     Disclosure.  No  representation  or warranty of Taurus contained in
             ----------
this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     4.7     Pending  Claims.  No  litigation  is  pending,  or,  to  Taurus's
             ---------------
knowledge, threatened, against Taurus, or its subsidiaries, assets or properties that seeks to restrain or enjoin the execution

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
and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby.

     4.8     No  Brokerage Commission.  No broker or finder has acted for Taurus
             ------------------------
in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Taurus.

                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF RICK'S

     Rick's  hereby  represents  and  warrants  to  Taurus  as  follows:

     5.1     Organization  of  Rick's.  Rick's  is a corporation duly organized,
             ------------------------
validly existing and in good standing under the laws of the State of Texas, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and to perform its obligations under this Agreement, is duly qualified or licensed to do business and is in good standing as a foreign corporation in all states or jurisdictions where the conduct of such business requires such qualification and where the failure to be so qualified or licensed would not have a material adverse effect on the business of Rick's.

     5.2     Authorization  of  Agreement.  Rick's  has  all requisite corporate
             ----------------------------
power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Rick's of this Agreement and the performance by Rick's of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Rick's. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by Rick's in connection herewith constitute the valid and legally binding obligations of Rick's enforceable against it, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     5.3     Ownership  of  the  Shares. Rick's owns, beneficially and of record
             --------------------------
the Taurus Shares free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. Rick's has the unrestricted right and power to transfer, convey and deliver full ownership of the Taurus Shares without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority and upon the transfer of the Taurus Shares to Taurus as contemplated herein, Taurus will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those imposed by applicable securities laws).

     5.4     Consents.  No  consent  of, approval by, order or authorization of,
             --------
or registration, declaration or filing by Rick's with any court or any governmental or regulatory agency or authority having jurisdiction over Rick's or any of its property or assets or any other person is required on the part of Taurus or Rick's in connection with the consummation of the transactions contemplated by this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of Taurus or Rick's or the operation of their businesses after the Closing.

     5.5     Disclosure.  No  representation  or warranty of Rick's contained in
             ----------
this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     5.6     Pending Claims.  No litigation is pending, or, to Rick's knowledge,
             --------------
threatened, against Rick's, or its assets or properties that seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby.

     5.7     No  Brokerage Commission.  No broker or finder has acted for Rick's
             ------------------------
in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Rick's.

                                   ARTICLE VI
                                  THE CLOSING

     6.1     Time  and  Place  of  Closing.  The  Closing  of  the  transactions
             -----------------------------
contemplated by this Agreement (the "Closing") shall take place on June ___, 2003 (the "Closing Date"), at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007 or at such other time and place as agreed upon among the parties hereto.

                                  ARTICLE VII
                              CONDITIONS TO CLOSING

     7.1     Conditions  to the Obligations of Taurus. The obligations of Taurus
             -----------------------------------------
to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Taurus for purposes of consummating such transaction.

     (i) The Board of Directors of Taurus shall have approved and authorized the transactions contemplated herein;

     (ii) That certain Indemnification and Transaction Fee Agreement by and between Taurus and Rick's Cabaret International, Inc. shall be executed simultaneously herewith

     (iii) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Rick's;

     (iv) Rick's shall have shall caused to be delivered to Taurus, 3,752,008 shares of common stock of Taurus duly endorsed to Taurus for transfer or accompanied by duly executed stock powers; and

     (v)  $20,000  payment  to  Taurus  from  Rick's.

     7.2     Conditions to the Obligations of Rick's.  The obligations of Rick's
             ---------------------------------------
to effect the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Rick's for purposes of consummating such transaction.

     (i) The Board of Directors of Rick's shall have approved and authorized the transactions contemplated herein;

     (ii) Taurus  shall  have  delivered  to  Rick's:

          (a) All instruments of endorsement, conveyance, transfer and assignment, and bills of sale necessary to transfer and convey to Rick's the good and marketable title to the Purchased Assets, executed by Taurus in a manner acceptable to Rick's; and

          (b) Taurus shall have delivered certificates or other indicia of ownership that is acceptable to Rick's, duly endorsed for transfer by Taurus to Rick's as contemplated by this Agreement, evidencing Taurus's ownership of all of the outstanding capital stock of, membership interest in, or other ownership interests in Broadstreets, XTC and Citation Land.

     (iii)No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Taurus.


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
     (iv) That certain Indemnification and Transaction Fee Agreement by and between Taurus and Rick's Cabaret International, Inc. shall be executed simultaneously herewith

                                  ARTICLE VIII
                                INDEMNIFICATION

     8.1     Indemnification  from Taurus to Rick's.  Taurus agrees to and shall
             --------------------------------------
indemnify, defend (with legal counsel reasonably acceptable to Rick's), and hold Rick's, its officers, directors, shareholders, employees, agents, affiliates, and assigns harmless at all times after the date of this Agreement, from and against and in respect of, any liability, claim, deficiency, loss, damage, penalty or injury, and all reasonable costs and expenses (including reasonable attorneys' fees and costs of any suit related thereto) suffered or incurred by Rick's arising from (a) any misrepresentation by, or breach of any covenant or warranty of Taurus contained in this Agreement, or any exhibit or schedule, certificate, or other instrument furnished or to be furnished by Taurus hereunder, or (b) any nonfulfillment of any agreement on the part of Taurus under this Agreement.

     8.2     Indemnification from Rick's.  Rick's agrees to and shall indemnify,
             ---------------------------
defend (with legal counsel reasonably acceptable to Taurus) and hold Taurus, its officers, directors, shareholders, employees, agents, affiliates and assigns harmless at all times after the date of Closing from and against, and in respect of any liability, claim, deficiency, loss, damage, or injury, and all reasonable costs and expenses (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by Taurus, from (a) any misrepresentation by, or breach of any covenant or warranty of, Rick's contained in this Agreement or any exhibit or schedule, certificate, or other agreement or instrument furnished or to be furnished by Rick's hereunder, (b) any nonfulfillment of any agreement on the part of Rick's under this Agreement, or from any misrepresentation in or omission from, any certificate or other agreement or instrument furnished or to be furnished to Taurus hereunder; or (c) the Assumed Liabilities.

     8.3     Defense  of  Claims.  If any lawsuit or enforcement action is filed
             -------------------
against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to such indemnified party that this Agreement applies with respect to such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the


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
indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     8.4     Default  of Indemnification Obligation.  If an entity or individual
             --------------------------------------
having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.1     Notices.  All  communications  required  or  permitted  under  this
             -------
Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly made if actually delivered or sent by electronic fax or overnight commercial courier or registered or certified mail, postage prepaid, addressed to the party being notified as set forth below. All such notices and communications shall be deemed to have been received (i) on the date of delivery; (ii) conformed facsimile transmission; (iii) one day after delivery to an overnight commercial courier; or (iv) on the third business day after the mailing thereof. Any party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made. Notices to the parties hereto shall be made at the addresses set forth below:


If to Taurus:

                    Taurus  Entertainment  Companies,  Inc.
                    c/o  Alfred  Oglesby,  President
                    19901  Southwest  Freeway
                    Houston,  Texas  77479

If to Rick's, to:

                    Rick's  Cabaret  International,  Inc.
                    505  North  Belt,  Suite  630
                    Houston,  Texas  77060

     9.2     Successors  and  Assigns.  Except as otherwise provided herein, the
             -------------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. No party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other parties hereto.

     9.3     Counterparts  and  Facsimiles.  This  Agreement  may be executed in
             -----------------------------
multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

     9.4     Section Headings.  The section headings contained in this Agreement
             ----------------
are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     9.5     Entire  Agreement;  Amendment.  This Agreement, the documents to be
             -----------------------------
executed hereunder and the exhibits attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     9.6     Survival of Representations and Warranties. All representations and
             ------------------------------------------
warranties made in, pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement for a period of eighteen
(18)  months.

     9.7     Public  Announcements.  The  parties  hereto  agree  that  prior to
             ---------------------
making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and the parties shall exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law or by rule of a self-regulatory organization such as Nasdaq to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     9.8     Validity.  The  invalidity  or unenforceability of any provision of
             --------
this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     9.9     Waiver.  No  waiver  by any party of any default or non-performance
             ------
shall be deemed a waiver of any subsequent default or non-performance, and no waiver of any kind shall be effective unless set forth in writing and signed by the party against whom such waiver is to be charged.

     9.10     Further  Assurances.  Each  party  covenants that at any time, and
              -------------------
from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     9.11     Exhibits  Not  Attached.  Any  exhibits not attached hereto on the
              -----------------------
date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.

     9.12     Expenses.  All  expenses  incurred  by  the  parties  hereto  in
              --------
connection with or related to the authorization, preparation and execution of this Agreement and the Closing of the transactions contemplated hereby, shall be borne solely and entirely by the party that has incurred the same.

     9.13     Gender.  All  personal  pronouns  used  in  this  Agreement  shall
              ------
include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

     9.14     Choice of Law.  This Agreement shall be governed by, and construed
              -------------
in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws.

     9.15     No  Third-Party  Beneficiaries.  Nothing  in  this  Agreement will
              ------------------------------
confer any third party beneficiary rights or other rights upon any or entity that is not a party to this Agreement.

                      [Signatures Appear On The Next Page]

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.

                          TAURUS  ENTERTAINMENT  COMPANIES,  INC.


                          By     /s/  Alfred  Oglesby
                                 -------------------------------------
                                 Alfred  Oglesby,  President



                          RICK'S  CABARET  INTERNATIONAL,  INC.


                          By     /s/  Eric  S.  Langan
                                 -------------------------------------
                                 Eric  S.  Langan,  President